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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): May 21, 2001

                             The Grand Union Company
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-26602                                    22-1518276
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   (Commission File Number)             (I.R.S. Employer Identification No.)

201 Willowbrook Boulevard
Wayne, New Jersey                                                 07470
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(Address of Principal Executive offices)                        (Zip Code)

                                 (973) 890-6000
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               (Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)
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NY2:\1045994\01\MF3#01!.DOC\50318.0009
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Item 5.           Other Events

                  On May 21, 2001, The Grand Union Company (the Company"), which filed a voluntary chapter 11 petition in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") on October 3, 2000, filed with the Bankruptcy Court (i) unaudited statements of cash flows and operations for the 28 day and 180 day periods ended March 31, 2001, (ii) an unaudited balance sheet as at October 2, 2000, and March 31, 2001 and (iii) an unaudited statement of accounts receivable reconciliation and aging as at March 31, 2001 ((i), (ii) and (iii) collectively, the "Monthly Operating Reports"). A Copy of the Monthly Operating Reports is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

Exhibit No.                Exhibit
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99.1                       Monthly Operating Reports.







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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE GRAND UNION COMPANY


Date:    May 23, 2001.                 By:  /s/ Glenn J. Smith
                                          --------------------------------
                                          Glenn J. Smith
                                          Senior Vice President




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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
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99.1                       Monthly Operating Reports.